Exhibit 99.1

Nuvve and Stonepeak Finalize “Levo” Joint Venture Providing up to $750 Million
in Funding to Electrify Fleets

Levo’s Fleet-as-a-Service model delivers turnkey solutions for fleets to quickly transition to electric vehicles

SAN DIEGO, Calif. (August 4, 2021) — Nuvve Holding Corp. (Nuvve) (Nasdaq: NVVE), a global technology leader accelerating the electrification of transportation through its proprietary vehicle-to-grid (V2G) platform, certain investment vehicles managed by leading alternative investment firm Stonepeak Partners LP (Stonepeak), and Stonepeak portfolio company Evolve Transition Infrastructure LP (Evolve) (NYSE American: SNMP) today announced the completion of the formation of Levo Mobility LLC (Levo), a sustainable infrastructure joint venture focused on rapidly advancing the electrification of transportation by funding V2G-enabled electric vehicle (EV) fleet deployments. Levo will utilize Nuvve’s V2G technology and committed capital from Stonepeak and Evolve to offer Fleet-as-a-Service for school buses, last-mile delivery, ride hailing and ride sharing, municipal services, and more to eliminate the primary barriers to EV fleet adoption including large upfront capital investments and lack of expertise in securing and managing EVs and associated charging infrastructure.

Levo’s turnkey solution simplifies and streamlines electrification, can lower the total cost of EV operation for fleet owners, and support the grid when the EVs are not in use. For a fixed monthly payment with no upfront cost, Levo will provide the EVs (such as electric school buses), charging infrastructure powered by Nuvve’s V2G platform, EV and charging station maintenance, energy management, and technical advice.

Nuvve’s V2G platform helps lower the total cost of EV ownership by allowing EV batteries to store energy, including low-cost, clean power from renewables such as solar and wind, and then safely discharge this stored energy back to the grid while vehicles are parked and plugged in. The platform harnesses the combined excess stored energy from multiple EV batteries to form virtual power plants (VPPs) and then sells this stored energy back to the grid. By enabling EVs to serve as “storage on wheels,” Nuvve helps integrate renewables and stabilize the grid.

Nuvve CEO & Chairman, Gregory Poilasne, commented, “We are pleased to complete the formation of Levo with our partners Stonepeak and Evolve. We believe that Levo’s capital base, expertise, and business model provide a much-needed catalyst to help convert fleets to electric and reduce harmful emissions in alignment with ambitious climate goals around the world.”

Stonepeak and Evolve plan to deploy up to an aggregate $750 million capital commitment to Levo. Levo will initially focus on electrifying school buses, providing associated charging infrastructure, and delivering V2G services to enable safer and healthier transportation for children while supporting CO2 emission reduction, renewable energy integration, and improved grid resiliency.

Electrifying school buses remains a top priority for the Biden administration as evidenced by the inclusion of specific investment in zero-emission electric and low emission buses as well as related EV charging infrastructure within its proposed $1.2 trillion Bipartisan Infrastructure Framework. Even still, the allocated amounts represent only a fraction of the funding needed to electrify all school and transit buses across the country. Levo’s expertise, business model, and ability to provide fully financed EV fleet options for school districts and other fleet owners aims to bridge the gap between the need to electrify the nation’s transportation fleet and the public funding available to do so.

Fleet owners interested in accelerating their transition to electric fleet vehicles can visit levomobility.com to learn more. More details on the Levo joint venture can be found in a Form 8-K filed with the SEC.

Kirkland & Ellis LLP served as legal advisor, Coho Strategies and Emergent Strategic Partners provided commercial diligence and strategic planning, DNV served as technical advisor, and KPMG provided financial diligence support to Stonepeak. Sidley Austin LLP and Hunton Andrews Kurth LLP served as legal advisors to Evolve. Mintz, Levin, Cohn, Ferris Glovsky and Popeo, P.C., and Graubard Miller served as legal advisors to Nuvve.

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About Levo Mobility, LLC.

Levo Mobility LLC (Levo) is a joint venture formed by Nuvve Holding Corp., Stonepeak Partners, and Evolve Transition Infrastructure LP that provides Fleet-as-a-Service (FaaS) solutions enabling fleets to switch to electric vehicles (EVs) quickly with no upfront costs and full financing options. For a flat fee, Levo provides turnkey support including site planning, construction services, deployment of vehicle-to-grid (V2G)-enabled EVs and associated charging infrastructure, as well as maintenance and V2G energy management services to seamlessly transition a customer’s fleet to electric while lowering its total cost of EV operation. Levo combines Nuvve’s proprietary V2G technology, EV OEM partnerships, and expertise in transportation electrification with substantial capital and additional resources from Stonepeak and Evolve to bridge the gap between the need to electrify transportation and the large upfront investment needed to do so. Levo’s mission is to be the all-in-one partner for fleet electrification while intelligently integrating EVs into the grid and increasing the penetration of clean energy sources. For more information visit levomobility.com.

About Nuvve Holding Corp.

Nuvve Holding Corp. (Nasdaq: NVVE) (Nuvve) is accelerating the electrification of transportation through its proprietary vehicle-to-grid (V2G) technology. Its mission is to lower the cost of electric vehicle ownership while supporting the integration of renewable energy sources, including solar and wind. Nuvve’s Grid Integrated Vehicle, GIVe™, platform is refueling the next generation of electric vehicle fleets through intelligent, bidirectional charging solutions. Since its founding in 2010, Nuvve has launched successful V2G projects on five continents and is deploying commercial services worldwide by developing partnerships with utilities, automakers, and electric vehicle fleets. Nuvve is headquartered in San Diego, California, and can be found online at www.nuvve.com.

Nuvve and associated logos are among the trademarks of Nuvve and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.

About Stonepeak

Stonepeak is a leading alternative investment firm specializing in infrastructure and real assets with approximately $37 billion of assets under management. Through its investment in defensive, hard-asset businesses globally, Stonepeak aims to create value for its investors and portfolio companies, and to have a positive impact on the communities in which it operates. Stonepeak sponsors investment vehicles focused on private equity and credit. The firm provides capital, operational support, and committed partnership to sustainably grow investments in its target sectors, which include transport and logistics, communications, water, energy transition, and power and renewable energy. Stonepeak is headquartered in New York with offices in Houston, Austin and Hong Kong. For more information, please visit https://stonepeakpartners.com/.

About Evolve

Evolve Transition Infrastructure LP (NYSE American: SNMP) is a publicly-traded limited partnership formed in 2005 focused on the acquisition, development and ownership of infrastructure critical to the transition of energy supply to lower carbon sources.

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Nuvve Press Contact

(W)right On Communications

Chance Shay

cshay@wrightoncomm.com

+1 619-980-5556

Nuvve Investor Contact

Lytham Partners

Robert Blum or Joe Dorame

nuvve@lythampartners.com

+1 602-889-9700

Stonepeak Press Contact

Kate Beers

beers@stonepeakpartners.com

+1 646-540-5225

Stonepeak Investor Contact

Dan Schmitz

schmitz@stonepeakpartners.com

+1 212-907-5119

Forward Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact, regarding Nuvve’s strategy, future operations, estimated and projected financial performance, prospects, plans and objectives are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Nuvve disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Nuvve cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Nuvve, including the following factors: (i) Nuvve’s dependence on widespread acceptance and adoption of electric vehicles, V2G, and increased installation of charging stations; (ii) the demand for, full financing of, and expected benefits from Levo electrification projects; (iii) Nuvve’s current dependence on sales of charging stations for most of its revenues; (iv) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated or governmental mandates to increase the use of electric vehicles or decrease the use of vehicles powered by fossil fuels, either directly or indirectly through mandated limits on carbon emissions, are reduced, modified or eliminated; (v) potential adverse effects on Nuvve’s revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by Nuvve; (vi) the effects of competition on Nuvve’s future business; (vii) risks related to Nuvve’s dependence on its intellectual property and the risk that Nuvve’s technology could have undetected defects or errors; (viii) changes in applicable laws or regulations; (ix) the COVID-19 pandemic and its effect directly on Nuvve and the economy generally; (x) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; and (xi) the possibility that Nuvve may be adversely affected by other economic, business, and/or competitive factors. Other factors that may impact the forward-looking statements contained herein, as well as additional information about the factors listed above, can be found in the quarterly report on Form 10-Q filed by Nuvve with the U.S. Securities and Exchange Commission (“SEC”) on May 21, 2021, in the proxy statement/prospectus filed by Nuvve with the SEC under Rule 424(b)(3) on February 17, 2021, and in the other reports that Nuvve has filed and will file from time to time with the SEC. Should one or more of the risks or uncertainties described in this press release or in Nuvve’s SEC reports materialize, or should Nuvve’s underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Nuvve’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

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